Supplement dated January 31, 2024
to the following statutory prospectus(es):
Nationwide® Advisory Variable Universal Life dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Accelerated Death Benefit for Chronic Illness is available in California for eligible policies issued on and after February 19, 2024. Accordingly, Appendix B: State Variations information for California is deleted in its entirety and is replaced with the following:
State	State Law Variations
California
• Right to Cancel – 30 day right to examine and cancel. Refund of the Cash Value in full, without any deductions for any applicable policy fees. Net Premium will be placed in the
Fixed Account or a money-market Sub-Account unless directed otherwise. If invested in the Variable Account, refund will be the policy’s Cash Value, plus any policy fees paid.
• Partial Surrender Fee does not apply.
• Service Fee – The guaranteed maximum service fee is $5.00.
• Long-Term Care Rider II – Loans and partial surrenders are permitted to be taken from the policy while the Rider benefit is being paid.
• Accelerated Death Benefit for Critical Illness Rider is not available.

PROS-0812